EXHIBIT 21

CENTRAL PARKING CORPORATION

Subsidiaries of the Registrant as of September 30, 1996

Central Parking System of UK, Ltd. (UK)
  Central Parking System Deutschland, GmbH  (Germany)  (50%)
  Control Plus Parking System of UK, Ltd  (UK)

Central Parking System, Inc. (TN)
   Central Parking System - Airport Services, Inc. (TN)
   Central Parking System of Alabama, Inc. (TN)
   Central Parking System of Connecticut, Inc. (TN)
   Central Parking System of Florida, Inc. (TN)
   Central Parking System of Georgia, Inc. (TN)
   Central Parking System of Illinois, Inc. (TN) (d/b/a "CPS Parking")
           Chicago Parking System, Inc. (TN)
   Central Parking System of Iowa, Inc. (TN)
   Central Parking System of Kansas City, Inc. (TN)
   Central Parking System of Kentucky, Inc. (TN)
   Central Parking System of Louisiana, Inc. (50%) (TN)
   Central Parking System of Maryland, Inc. (TN)
   Central Parking System of Massachusetts, Inc. (TN) (d/b/a "Meyers Parking
           System")
   Central Parking System of Mississippi, Inc. (TN)
   Central Parking System of New York, Inc. (TN) (d/b/a "Meyers Parking System") Central Parking System of North Carolina, Inc. (TN)
   Central Parking System of Ohio, Inc. (TN)
   Central Parking System of Oklahoma, Inc. (TN)
   Central Parking System of Pennsylvania, Inc. (TN)
   Central Parking System of Puerto Rico, Inc. (TN)
   Central Parking System of Rhode Island, Inc. (TN)
   Central Parking System of South Carolina, Inc. (TN)
   Central Parking System of St. Louis, Inc. (TN)
   Central Parking System of Tennessee, Inc. (TN)
   Central Parking System of Texas, Inc. (TX)
   Central Parking System of Virginia, Inc. (TN)
   Central Parking System of Washington, Inc. (TN) (d/b/a "CPS Parking")
   Central Parking System of Wisconsin, Inc. (TN) (d/b/a "CPS Parking")


Servicios Corporativos Para Estacionamientos, S.A. De C.V. (Mexico)  (50%)

Central Parking System of Mexico, S.A. De C.V.  (Mexico) (50%)

Central Parking System Realty, Inc. (TN)
	Central Parking System Realty of New York, Inc.   (TN)
	Denver Baseball Stadium Garage, Inc.  (TN)
	Larimer Development Corporation  (TN)
	Sheridan Heritage Development Corporation    (TN)